Net Income Per Unit	6 Months Ended
Jun. 30, 2014
Net Income Per Unit (Abstract)
Net Income Per Unit
11.      Net Income Per Unit

The general partner's, common unit holders' and subordinated unitholders' interests in net income are calculated as if all net income for periods subsequent to April 4, 2007, were distributed according to the terms of the Partnership's Agreement, regardless of whether those earnings would or could be distributed. The Partnership Agreement does not provide for the distribution of net income; rather, it provides for the distribution of available cash, which is a contractually-defined term that generally means all cash on hand at the end of each quarter after establishment of cash reserves established by the Partnership's board of directors to provide for the proper resources for the Partnership's business. Unlike available cash, net income is affected by non-cash items. The Partnership follows the guidance relating to the Application of the Two-Class Method and its application to Master Limited Partnerships which considers whether the incentive distributions of a master limited partnership represent a participating security when considered in the calculation of earnings per unit under the Two-Class Method.
This guidance also considers whether the partnership agreement contains any contractual limitations concerning distributions to the incentive distribution rights that would impact the amount of earnings to allocate to the incentive distribution rights for each reporting period.
Under the Partnership Agreement, the holder of the incentive distribution rights in the Partnership, which is currently the CGP, assuming that there are no cumulative arrearages on common unit distributions, has the right to receive an increasing percentage of cash distributions after the minimum quarterly distribution.

The Partnership's net income for the six month periods ended June 30, 2014 and 2013, excluding the non-cash gain from bargain purchase, as this was not distributed to the Partnership's unit holders for the six month period ended June 30, 2013, did not exceed the First Target Distribution Level, and as a result, the assumed distribution of net income did not result in the use of increasing percentages to calculate CGP's interest in net income.
The two class method was used to calculate EPU as follows:

BASIC	For the six month periods ended June 30,
Numerators	2014	2013
Partnership's net income	$ 19,058	$ 64,332
Less:
Partnership's net income available to preferred unit holders	8,004	10,540
General Partner's interest in Partnership's net income	216	1,076
Partnership's net income allocable to unvested units	-	750
Partnership's net income available to common unit holders	$ 10,838	$ 51,966
Denominators
Weighted average number of common units outstanding, basic	88,494,025	68,385,001
Net income per common unit:
Basic	$ 0.12	$ 0.76

.

DILUTED	For the six month periods ended June 30,
Numerators	2014	2013
Partnership's net income available to common unit holders	$ 19,058	$ 64,332
Less:
General Partner's interest in Partnership's net income	216	975
Partnership's net income available to preferred unit holders	8,004	10,540
Partnership's net income allocable to unvested units	-	695
Add:
Partnership's net income available to preferred unit holders	-	10,540
Partnership's net income allocable to unvested units	-	695
	$ 10,838	$ 63,357
Denominators
Weighted average number of common units outstanding, basic	88,494,025	68,385,001
Dilutive effect of preferred units	-	20,608,317
Dilutive effect of unvested shares	-	987,076
Weighted average number of common units outstanding, diluted	88,494,025	89,980,394
Net income per common unit:
Diluted	$ 0.12	$ 0.70

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